UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wall Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On March 19, 2015, The Bank of New York Mellon Corporation (the “Company” or “BNY Mellon”) announced that it has resolved substantially all of the foreign exchange (“FX”)-related actions currently pending against the Company, resulting in a total of $714 million in settlement payments, which are fully covered by preexisting reserves.

The Company has reached settlements with the U.S. Department of Justice (“DOJ”) and the New York Attorney General (“NYAG”), which fully resolve the DOJ’s and NYAG’s October 2011 lawsuits regarding standing instruction FX transactions in connection with certain custody services BNY Mellon provided prior to early 2012 to its custody clients. Under the terms of the settlements, the Company will pay each of the DOJ and NYAG $167.5 million and provide functionality allowing customers to compare pricing for the Company’s “defined spread” and “session range” standing instruction FX products.

In addition, the Company reached settlements with the plaintiffs in the outstanding customer class actions and the U.S. Department of Labor (“DOL”) related to standing instruction FX transactions. Under the class action settlement, which is subject to court approval, the Company will pay $335 million. The Company will pay an additional $14 million to the DOL.

The Company has reached a settlement in principle on a standing instruction-related matter with the Securities and Exchange Commission (“SEC”). Under the terms of the agreement with the SEC staff, the Company will pay a $30 million penalty. This resolution is subject to approval by the Commission.

A copy of the Company’s press release relating to the settlements is attached as Exhibit 99.1 to this Current Report on Form 8-K. The contents of the Company’s website referenced in the exhibit are not incorporated into this Current Report on Form 8-K.

The information presented in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, court approval. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond BNY Mellon’s control). Factors that could cause BNY Mellon’s results to differ materially can be found in the risk factors set forth in BNY Mellon’s Annual Report on Form 10-K for the year ended December 31, 2014 and its other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K speak only as the date of this filing and BNY Mellon undertakes no obligation to update the information to reflect events or circumstances that arise after that date or reflect the occurrence of unanticipated events, except as required by federal securities laws.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: March 19, 2015	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release	Filed herewith